DATABASE LICENSE AGREEMENT

      This Database License Agreement ("Agreement") is made on this 30th day of March, 2004 by and between MarketShare Recovery, Inc., a New York corporation ("MarketShare") and Jade Entertainment Group, Inc., a New York corporation ("Jade").

                                    RECITALS

      WHEREAS, MarketShare owns the databases described in Exhibit A attached to this Agreement (the "Databases");

      WHEREAS, Jade wishes to obtain, and MarketShare wishes to grant Jade, a license to use and to sublicense the use of the Databases pursuant to the terms and conditions of this Agreement.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and promises set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I.    DELIVERY OF DATABASES TO JADE

      1.1 Delivery. MarketShare will deliver one copy of the Databases to Jade electronically, in a format specified by MarketShare, promptly upon execution of this Agreement.

      1.2 Updates. MarketShare will from time to time refresh the content of the Databases by providing monthly electronic updates to Jade in a format specified by MarketShare. MarketShare will also provide Jade with a backup tape of the indexed primary fields of the Databases on a weekly basis, and on a daily basis will make available by electronic transfer its updated inventory status, both in formats specified by MarketShare. MarketShare will provide Database updates to Jade, so that Jade has access to the best content employed by MarketShare in any database used by it or licensed to any third party by it during the term of this Agreement.

II.   LICENSE GRANT

      2.1 Grant of License. Subject to the other provisions set forth in this Agreement, MarketShare grants Jade the non-exclusive, worldwide right to use and distribute the Databases and to sublicense the right to use the Databases and allow retrieval of selected data records as specifically provided below.

      2.2 Use of Data Elements. With respect to data elements described on Exhibit A, Jade may:

            (a) store the data elements on its computer(s) and retrieve records for Jade's internal use, which use includes generating and sending emails to the email addresses that are included in the Databases;

            (b) sublicense Jade's customers to store the data elements on the sublicensee's computer(s) and allow retrieval of a limited number of records through the sublicensee's private, secure computer network or website that cannot be accessed by the public. Such uses could include company intranets, password-protected websites that can be accessed only by distributors, agents or entities affiliated with the sublicensee, networks or password-protected websites of associations that can be accessed only by association members. Jade shall not allow or permit any other entity to allow the retrieval of records from the Restricted data elements by the public at large, except for the purpose of demonstrating Jade's system to prospective customers, investors and other interested parties with a need to know to further the business of Jade.

III.  METHODS OF DATABASE ACCESS

      3.1 Method of Accessing Records. MarketShare shall have the right to approve the software and methods used by Jade or its sublicensees to retrieve records from the Databases. Approval may be granted or denied in MarketShare's sole discretion, or conditioned on items such as limiting the number of records that can be retrieved during any one session, or providing for a limited number of users with password access. Notwithstanding the foregoing, MarketShare will not withhold its approval for reasons unrelated to protecting the security of the Databases or MarketShare's intellectual property rights in them.

      3.2 Responsibility for Software Licenses. As between MarketShare and Jade, Jade shall have the responsibility for obtaining rights to use any software necessary for Jade or any sublicensee of Jade to store, access, display or retrieve records from the Databases.

IV.   SECURITY; STORAGE OF DATABASES

      4.1 Security. Jade acknowledges that the Databases are proprietary to MarketShare, have been compiled and maintained at significant time and expense to MarketShare, and have been maintained as trade secrets of MarketShare. Jade agrees to store the Databases in such a manner to maintain and protect the security of the Databases and not to disclose or use them for any purpose not contemplated by this Agreement. Jade agrees to adopt and employ appropriate safeguards in light of its own operating activities to ensure the protection of the Databases and the maintenance of their status as trade secrets of MarketShare.

      4.2 Commingling. Jade may not aggregate or commingle the data records of the Databases with other data not provided by MarketShare, unless Jade takes measures, which must be approved in advance by MarketShare, to ensure that the MarketShare data records can be segregated from the data not provided by MarketShare upon termination or expiration of this Agreement. The use by Jade of any MarketShare data records in connection with any data not provided by MarketShare will be subject to Jade's payment of license fees pursuant to
Section 5.1 below.

IV.   LICENSE FEES; PAYMENT

      5.1 License Fees. The license granted in this Agreement shall be free of charge for a period of ten years from the effective date of the Agreement; it being recognized that the sum of $45,567 due from MarketShare to Jade used in the development of the Database is being forgiven by Jade in exchange for this license.

VI.   EXCLUSIVITY

      6.1 No Conflicting Licenses. For five years from the effective date of this Agreement, MarketShare will not grant any rights to use, distribute or sublicense the Databases to any entities believed to be competitors of Jade that are engaged in developing or operating adult oriented internet portals or the distribution of adult video or products of services by any means ("Competitive Use").

      6.2 Reservation of Rights. Nothing in Section 6.1 shall be deemed to prohibit MarketShare from (a) using the Databases internally, or (b) allowing the retrieval of records from the Databases by MarketShare's customers via the Internet, in each case, provided the Database is employed for a Competitive Use.

VII.  TERM AND TERMINATION

      7.1 Term. Unless otherwise terminated as provided in this Agreement, the term of this Agreement shall be for [ten] years from the effective date of the Agreement. The Agreement may be extended at the option of Jade for additional terms of one year, subject to mutual agreement of the parties on an applicable license fee. If Jade desires to extend this Agreement, it will notify MarketShare at least ninety (90) days prior to the end of the then-current term or extended term, in which case the parties will negotiate in good faith upon an applicable license fee for the one year extension of the term. If the parties do not agree on the license fee, then the agreement shall expire at the end of the then-current term or extended term.

      7.2 Termination for Breach. In addition to such other rights and remedies as may be available in law or in equity, each party shall have the right to terminate this Agreement by written notice to the other party if the other party has materially breached any provision of this Agreement and such breach remains uncured for a period of sixty (60) days after written notice of such breach is received by such other party.

      7.3 Duties Upon Termination. Upon termination or expiration of this Agreement Jade shall immediately cease using and allowing access to the Databases. It shall immediately remove all copies of the Databases from its systems, and return the copies to MarketShare or destroy them. Any sublicense granted by Jade with respect to the Databases shall automatically terminate, and Jade shall ensure that each sublicensee has removed all copies of the Databases from the sublicensee's systems and has either returned them to Jade or destroyed them. Upon request of MarketShare, Jade will provide MarketShare with a written certification of its compliance with the foregoing, signed by an officer of Jade. Termination or expirations of this Agreement shall not relieve Jade from its obligations arising hereunder before termination, including but not limited to the responsibility for paying license fees on revenues for use of the Databases prior to the effective date of termination or expiration.

      7.4 Survival. The rights and obligations under Sections 5.1, 5.2, 7.3, 9.1, and 9.3, and all of Article XI and Article XIV, shall continue to bind the parties after termination or expiration of this Agreement.

VIII. SUBLICENSE AGREEMENTS; PRICING AND COLLECTION

      8.1 Sublicense Agreements. Each sublicense granted by Jade with respect to the Databases shall be contingent upon the sublicensee entering into an agreement with Jade which incorporates the terms and conditions attached to this Agreement as Exhibit B or which has been approved in advance by MarketShare. In the event that a proposed sublicensee is unwilling to accept the terms and conditions found in Exhibit B, Jade will not grant the proposed sublicense unless MarketShare approves the proposed agreement between Jade and the sublicensee prior to its execution, which approval Jade may grant or withhold in its sole discretion.

      8.2 Pricing and Collection. Jade may offer sublicenses (as permitted herein) to its customers at prices as Jade may in its sole discretion establish. If Jade offers a sublicense in exchange for non-monetary consideration, for the purposes of calculating the license fee due under Section 5.1 above, the revenue from the sublicense shall be deemed to be the revenue that would have been obtained from the sublicensee if it were based on monetary consideration, as determined by mutual agreement of the parties in light of other similar licenses.

IX.   INTELLECTUAL PROPERTY RIGHTS IN DATABASES

      9.1 Ownership. As between Jade and MarketShare, MarketShare shall be the sole owner of the Databases, including any copyrights, trade secrets or other intellectual property rights associated with the Databases.

      9.2 Proprietary Rights Notices. Jade shall follow MarketShare's requirements with respect to notices and legends that MarketShare may from time to time require Jade to include in copies, extracts, printouts, screen displays and other output derived from the Databases.

      9.3 Registration and Protection of Databases. Jade shall cooperate with MarketShare with regard to any copyright registration or other registration of the intellectual property rights in the Databases, including updated versions thereof, that MarketShare may choose to obtain. Jade agrees to cooperate with MarketShare with respect to any other action that may be necessary or appropriate, in the discretion of MarketShare, for the protection of the Databases under applicable intellectual property laws.

      9.4 Infringement. In the event Jade becomes aware of an instance of possible infringement of MarketShare's rights in the Databases, Jade shall promptly notify MarketShare. Jade will cooperate with MarketShare with respect to any action that MarketShare determines is appropriate to stop or remedy such infringement.

      9.5 Third Party Claims.

            (a) If a third party claims that the exercise by Jade of the rights granted in this Agreement infringes the intellectual property or proprietary rights of any third party, MarketShare may, at its option, (i) procure for Jade the right to continue to use the Databases as provided in this Agreement, or (ii) replace, modify or remove the portions of the Databases subject to the claim of infringement. If neither (i) nor (ii) above is practicable, as determined by MarketShare in its sole discretion, MarketShare may terminate this Agreement.

            (b) In the event that any claim alleging infringement of a U.S. patent, copyright or trade secret is asserted against Jade arising out of Jade's use of the Databases as permitted in this Agreement, and provided that Jade provides MarketShare with prompt written notice of the claim and complete authority and information required for the defense of such claim, MarketShare will defend Jade against that claim at MarketShare's expense, with counsel of MarketShare's choice, and indemnify and hold harmless Jade from and against any associated loss, liability, damage, or expense (including reasonable attorneys' fees). MarketShare may determine, in its sole discretion, the most cost-effective and practical means for responding to and disposing of any such claim, and Jade will reasonably cooperate with MarketShare in its efforts to do so.

            (c) The indemnity set forth in subsection (b) above will not extend to any claims of infringement resulting from (i) modification of, or additions to, any Database or portion thereof, or (ii) the use of any Database or portion thereof in a manner not expressly permitted by this Agreement. In addition, and notwithstanding anything in this Agreement to the contrary, MarketShare shall have no obligation to indemnify or defend Jade against any claims arising from the use or display of any data in violation of anti-spam law or regulation.

X.    MUTUAL REPRESENTATIONS AND WARRANTIES

      Each party represents and warrants (a) that it has the right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) that the execution of this Agreement by such party, and the performance of its obligations in this Agreement, do not and will not violate any agreement to which such party is otherwise bound; and (c) that when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of such party in accordance with its terms.

XI.   LIMITATIONS; DISCLAIMER

      11.1 Errors and Omissions. Jade acknowledges that data entry, communications and storage are subject to a possibility of human and machine errors, omissions, delays, and losses, which may give rise to loss or damage. MarketShare NEITHER UNDERTAKES NOR ACCEPTS ANY LIABILITY WHATSOEVER TO JADE FOR ERRORS, OMISSIONS, DELAYS, INTERRUPTIONS, OR LOSSES UNLESS CAUSED BY ITS WILLFUL MISCONDUCT.

      11.2  No Warranties.

            (a) The Databases are provided by MarketShare to Jade "as is," without warranty of any kind. MarketShare MAKES AND JADE RECEIVES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER COMMUNICATION, REGARDING THE DATABASES, AND LICENSOR SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

            (b) Jade shall not make any warranties or representations to third parties with respect to the Databases.

      11.3 Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, except by way of indemnity pursuant to Section 9.5(b), MarketShare shall not have any liability to Jade or any third person for any damages, expenses, costs or losses of any kind whatsoever arising out of or alleged to result from use of the Databases, and Jade shall hold MarketShare harmless from and against any and all claims and liabilities of any kind whatsoever arising out of or alleged to result therefrom. MarketShare SHALL IN NO EVENT HAVE ANY LIABILITY WHATSOEVER FOR SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OR LOST PROFITS AS A RESULT OF JADE'S USE, INABILITY TO USE, OR SUBLICENSING OF THE DATABASES.

XII.  NO OTHER RIGHTS GRANTED

      12.1 Reservation of Rights in the Databases. Except for those rights expressly granted herein, MarketShare expressly reserves all rights in the Databases, and no other rights are granted to Jade with respect to the Databases by this Agreement.

      12.2 Other Intellectual Property. Each party owns and shall retain all rights, title and interest in its own copyrights, trademarks, proprietary features and technology that may be used in connection with the Databases, and neither party shall copy, distribute, reproduce or use the above proprietary items, except with the express written permission of the other party.

XIII. ACQUISITION OF ADDITIONAL DATA ELEMENTS

      13.1 New Data Elements Obtained by MarketShare. The license granted in this Agreement does not include any new data elements that MarketShare may develop in the future and which Jade may have a desire to obtain. Any such additional data elements that MarketShare is willing to license will be licensed to Jade only if and to the extent such data elements are the subject of a separate license agreement that describes the license fee and other terms upon which these elements are licensed. Any such separate license agreement will be subject to future negotiation and must be mutually agreed upon by the parties.

      13.2 Acquisition of Third Party Data Elements by Jade. If Jade believes it would be more economical for MarketShare to attempt to acquire rights to additional data owned by third parties than for Jade itself to acquire rights to the data, MarketShare will act as Jade's agent and will use commercially reasonable efforts to obtain for Jade rights to such other data, subject to payment by Jade to MarketShare of a fee acceptable to MarketShare, at its sole discretion. Jade shall indemnify and hold MarketShare harmless from any claims, losses, liabilities, damages and expenses (including reasonable attorneys' fees) that arise out of Jade's use or acquisition of rights to any data pursuant to this Section.

XIV. MISCELLANEOUS

      14.1 Entire Agreement. This Agreement constitutes the complete agreement between the parties and supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning this subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, document, usage, or custom shall be deemed to amend or modify this Agreement.

      14.2 No Implied Rights or Obligations. Nothing in this Agreement is intended to create any implied right to require, or any implied duty to provide, a level of effort or results (in general or in particular) with respect to the Databases, or to require a party to refrain from engaging in any other activity, including any activity involving similar products or services with the same or similar customers or providers, unless specifically prohibited in this Agreement.

      14.3 Remedies. Jade acknowledges and agrees that monetary damages may not be a sufficient remedy for any breach of this Agreement by Jade, and that MarketShare therefore will be entitled to specific performance and injunctive relief as remedies for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity.

      14.4 Independent Contractors. The relationship of the parties hereunder shall be that of independent contractors. Nothing herein shall be construed to constitute a partnership between or joint venture of the parties, nor shall any party be deemed the agent of any other party or have the right to bind another party in any way without the prior written consent of such party, except as specifically provided in this Agreement.

      14.5 Assignment. Jade may not assign this Agreement or any of its rights or obligations under it without the prior written consent of MarketShare, which may be withheld in MarketShare's sole discretion. MarketShare may assign this Agreement upon written notice to Jade of such assignment.

      14.6 Notice. All notices, requests, demands, directions, and other communications given to or made upon any party hereto under the provisions of this Agreement shall be in writing (including facsimile communication). Notice shall be deemed to be effective on (a) the day following transmission if sent by facsimile and followed by written confirmation by registered overnight carrier or certified United States mail; (b) the day following posting when sent by registered private overnight carrier (e.g. Federal Express); or (c) five (5) days after posting when sent by certified United States mail. Notice shall be sent to the addresses specified below for each party, to such other addresses as shall be specified by either party upon written notice to the other.

      If to Jade:

            Jade Entertainment Group, Inc.
            95 Broadhollow Road
            Melville, NY  11747
            Facsimile: (631) 385-3205

      If to MarketShare:

            MarketShare Recovery, Inc.
            95 Broadhollow Road
            Melville, NY  11747
            Facsimile: (631) 385-3205

      14.7 Waiver. The waiver by any party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

      14.8 Governing. This Agreement, and all matters arising out of or relating to this Agreement, shall be governed by the laws of the State of New York, without giving effect to its choice of law provisions.

      14.9 Enforcement. Jade (a) hereby irrevocably submits to the jurisdiction of the state courts of the State courts located in the counties of Nassau and Suffolk, New York, or the United States District Courts for the Eastern District of New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof brought by MarketShare or its successors or assigns and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts. Jade hereby consents to service of process by certified or registered mail at the address to which notices are to be given.

      14.10 Force Majeure. In the event that either party hereto shall be delayed or hindered or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, riots, insurrection, war or other reasons of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Agreement, such party shall immediately provide notice to the other party of such delay, and performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

      14.11 Attorney's Fees. If any action at law or in equity is necessary to enforce this Agreement or seek recovery for breach thereof, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses, in addition to any other relief to which it may be entitled.

      14.12 Severability. If any provision of this Agreement is held invalid or unenforceable by any court or agency of competent jurisdiction, the parties shall mutually agree on an alternate, legally valid and enforceable provision. The remainder of this Agreement shall nevertheless continue in full force and effect to the extent that continued operation under this Agreement without the invalid or unenforceable provision is consistent with the intent of the parties as expressed in this Agreement.

      14.13 Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Agreement as of the date first written above.

JADE ENTERTAINMENT GROUP, INC.               MARKETSHARE RECOVERY, INC.



By:                                          By:
    --------------------------------            --------------------------------

       Raymond Barton, President                Raymond Barton, President

                                    EXHIBIT A

                                    DATABASE


      The database licensed consists of approximately 70 million records, consisting of email addresses and other information such as date of birth, gender, mailing address, telephone number, various descriptors indicating personal interest, purchasing preferences, socio-economic variables and other data collected, licensed or copied by MarketShare in compliance with applicable law, functional indices which permit the utilization of data for commercial purposes such as the stratification and selection of data along variables of commercial relevance to the user and functional interfaces such as email generation, distribution and reporting formats relating thereto.

                                    EXHIBIT B

                    TERMS AND CONDITIONS FOR DATABASE LICENSE

      1. Permitted Uses of Licensed Databases. Licensee may only use the data elements in the Licensed Databases as specifically permitted below. Licensee may make no other use of the Databases whatsoever without the prior written approval of Jade, which may be subject to the approval of Jade's licensor(s).

            (a) Restricted Use Data Elements. With respect to data elements identified by Jade as "Restricted," Licensee may:

                  (i) store the data elements on its computer(s) and retrieve records for Licensee's internal use;

                  (ii) allow retrieval of a limited number of records through a private, noncommercial, secure computer network or website that cannot be accessed by the public and that is owned or controlled by Licensee. Licensee shall not allow or permit any other entity to allow the retrieval of records from the Restricted data elements from the public at large. Access to the data elements must be controlled by a password or other means of security.

            (b) Internal Use. With respect to data elements identified by Jade as "Internal Use," Licensee may store the data elements on its computer(s) and retrieve a limited number of records for its internal use only, and may not allow a third party any access to database records.

      2. Database Security. Licensee acknowledges that the Licensed Databases are proprietary to Jade or its Licensor(s), and have been compiled and maintained at significant time and expense, and have been maintained as trade secrets of Jade or its Licensor(s). Licensee agrees to store the Licensed Databases in such a manner to maintain and protect the security of the Licensed Databases and not to disclose or use them for any purpose not authorized by this Agreement. Licensee agrees to adopt and employ appropriate safeguards in light of its own operating activities to erasure the protection of the Licensed Databases and the maintenance of their status as trade secrets of Jade or its Licensor(s).

      3. No Commingling. Licensee may not aggregate or commingle the data records of the Licensed Databases with other data not provided by Jade.

      4. Methods of Accessing Database Records. Jade shall have the right to approve the software and methods used by Licensee to allow for the retrieval of records from the Databases. Approval may be granted or denied in the sole discretion of Jade and/or its licensor(s), or conditioned on items such as limiting the number of records that can be retrieved during any one session, or providing for a limited number of users with password access. Licensee shall not employ any method of retrieval which would enable Licensee or any third party to retrieve all or substantially all of the records in the database. The method of retrieval specified in this agreement, if any, shall be deemed approved by Jade without any additional actions by the parties.

      5. Duties Upon Termination. Upon termination or expiration of this license agreement, Licensee shall immediately cease using and allowing access to the Databases. Licensee shall immediately remove all copies of the Databases from its systems, and return the copies to Jade or destroy them. Upon request of Jade, Licensee will provide Jade with a written certification of its compliance with the foregoing, signed by an officer of Licensee.

      6. Termination by Licensor(s) of Jade. In addition to any other grounds for termination that pray be agreed upon by Licensee and Jade, Licensee's rights with respect to any components of the Licensed Databases shall immediately terminate if the rights granted to Jade by its licensor with respect to such components of the Licensed Databases we terminated.

      7. Proprietary Rights Notices. Licensee shall follow Jade's requirements with respect to notices and legends that Jade or its licensor(s) may from time to time require Licensee to include in copies, extracts, printouts, screen displays and other output derived from the Databases.

      8. Errors and Omissions. Licensee acknowledges that data entry, communications and storage are subject to a possibility of human and machine errors, omissions, delays, and losses, which may give rise to loss or damage. NEITHER JADE NOR ANY OF ITS LICENSOR(S) UNDERTAKES OR ACCEPTS ANY LIABILITY WHATSOEVER TO LICENSEE FOR ERRORS, OMISSIONS, DELAYS, INTERRUPTIONS, OR LOSSES UNLESS CAUSED BY JADE'S WILLFUL MISCONDUCT.

      9. No Warranty. The Databases are provided by Jade to Licensee "as is," without warranty of any kind. JADE MAKES AND LICENSEE RECEIVES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER COMMUNICATION, REGARDING THE DATABASES, AND JADE SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      10. Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, neither Jade nor its licensor(s) shall have any liability to Licensee or any third person for any damages, expenses, costs or losses of any kind whatsoever arising out of or alleged to result from use of the Licensed Databases, and Licensee shall hold Jade and its licensors harmless from, and against any and all claims arid liabilities of any kind whatsoever arising out of or alleged to result therefrom. JADE SHALL IN NO EVENT HAVE ANY LIABILITY WHATSOEVER FOR SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES AS A RESULT OF THE OF TILE DATABASES BY LICENSEE OR ANY THIRD PARTY.

      11. Remedies. Licensee acknowledges and agrees that monetary damages may not be a sufficient remedy for any breach of this agreement (including these

Terms and Conditions) by Licensee, and that Jade or its licensor(s) therefore will be entitled to specific performance and injunctive relief as remedies for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity.

      12. Enforcement. Licensee (a) hereby irrevocably submits to the jurisdiction of the state courts of the State courts located in the counties of Nassau and Suffolk, New York, or the United States District Courts for the Eastern District of New York, for the purpose of any suit, action or other proceeding arising out of or based upon the licensing of the Databases or the subject matter hereof brought by Jade, its licensor(s), or any of their successors or assigns and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that Licensee is not subject personally to the jurisdiction of the above-named courts. Licensee hereby consents to service of process by certified or registered mail.

      13. Third Party Beneficiaries. Licensee acknowledges that Jade's licensor(s), including MarkeShare Recovery, Inc., are third party beneficiaries of these terms and conditions and shall have the right to enforce these terms and conditions as necessary to protect their interests.

      IN WITNESS WHEREOF, Licensee and Jade agree to and accept these terms and conditions.

JADE ENTERTAINMENT GROUP, INC.             LICENSEE



By:                                         By:
     -------------------------------            --------------------------------

Name:      Raymond Barton                   Name:    Raymond Barton
Title:        President                     Title:       President

Date:                                       Date: